UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 31, 2006

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona  85254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2006, Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, two wholly owned indirect subsidiaries of Spirit Finance Corporation (“Spirit”), entered into a master lease (the “ShopKo Master Lease”) with ShopKo Stores Operating Co., LLC (“ShopKo OpCo”). Under the ShopKo Master Lease, Spirit is leasing to ShopKo OpCo 112 properties, including ShopKo OpCo’s corporate headquarters, three distribution centers and an optical lab, which were acquired from SKO Group Holding Corp. (“SKO”), an affiliate of ShopKo OpCo and Pamida OpCo (defined below), in the acquisition described in Item 2.01 below. The ShopKo Master Lease has an initial term of 20 years and ShopKo OpCo has the option to extend the ShopKo Master Lease for two additional ten-year periods for any or all of the property locations covered by the lease at the discretion of ShopKo OpCo. The ShopKo Master Lease is a triple-net lease, which means that ShopKo OpCo is responsible for payment of all operating costs related to the properties, including taxes, insurance and maintenance. The ShopKo Master Lease is cross-defaulted with the Pamida Master Lease described below. This cross-default provision may be removed if the tenants under each master lease meet certain financial conditions. A copy of the ShopKo Master Lease is filed as Exhibit 10.1 to this report, the text of which is incorporated herein by reference.

On May 31, 2006, Spirit SPE Portfolio 2006-3, LLC, a wholly owned indirect subsidiary of Spirit, entered into a master lease (the “Pamida Master Lease”) with Pamida Stores Operating Co., LLC (“Pamida OpCo”). Under the Pamida Master Lease, Spirit is leasing to Pamida OpCo 66 properties, including Pamida OpCo’s corporate headquarters, which were acquired from SKO in the acquisition described in Item 2.01 below. The Pamida Master Lease has an initial term of 15 years and Pamida OpCo has the option to extend the Pamida Master Lease for two additional ten-year periods for any or all of the property locations covered by the lease at the discretion of Pamida OpCo. The Pamida Master Lease is a triple-net lease, which means that Pamida OpCo is responsible for payment of all operating costs related to the properties, including taxes, insurance and maintenance. A copy of the Pamida Master Lease is filed as Exhibit 10.2 to this report, the text of which is incorporated herein by reference.

On May 31, 2006, Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC entered into a loan (the “ShopKo Loan”) with Barclays Capital Real Estate Inc. and Citigroup Global Markets Realty Corp. The ShopKo Loan is secured by the properties leased to ShopKo OpCo under the ShopKo Master Lease. The initial principal balance of the ShopKo Loan is $545,655,010 and bears interest at a fixed rate of 6.5875%. Payments of principal and interest are due monthly on the ShopKo Loan based on an amortization schedule of 30 years. The maturity date of the ShopKo Loan is June 5, 2016. A copy of the loan agreement entered into in connection with the ShopKo Loan is filed as Exhibit 10.3 to this report, the text of which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or disposition of Assets.

On May 31, 2006, Spirit Finance Acquisitions, LLC (“Spirit Acquisitions”), a wholly owned subsidiary of Spirit, completed the acquisition of ShopKo Stores, Inc., a Wisconsin corporation (“ShopKo”) from SKO. Before the completion of the transaction, ShopKo’s operations were distributed to Pamida OpCo and ShopKo OpCo (collectively, the “Operating

Companies”), two newly formed subsidiaries of SKO. As a result of the distribution of the operations, substantially all of ShopKo’s remaining assets consisted of real estate assets. Through the acquisition, Spirit Acquisitions acquired a portfolio of 178 ShopKo and Pamida properties, including two corporate headquarters buildings, three distribution centers and an optical lab, located throughout 20 states, for a cash purchase price of $815,335,000. The purchase was funded with the ShopKo Loan, an additional $65,846,258 loan secured by the properties leased to Pamida OpCo under the Pamida Master Lease, available cash and borrowings on Spirit’s revolving credit facilities.

Spirit is not affiliated with SKO, and there is no material relationship between SKO or its affiliates and Spirit, Spirit’s directors, officers or their respective associates, other than in respect of this transaction.

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 2, 2006, Spirit issued a press release announcing the completion of the acquisition of ShopKo. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

Financial Statements specified in Rule 3-14 of Regulation S-X will be filed by amendment to this report no later than 71 calendar days after the date this Current Report must be filed.

(b)                                 Pro Forma Financial Information (Unaudited).

Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this report no later than 71 calendar days after the date this Current Report must be filed.

(d)                                 Exhibits.

2.1

Stock Purchase Agreement by and between Spirit Finance Acquisitions, LLC and SKO Group Holding Corp. dated May 9, 2006 (incorporated by reference to the Registrant’s Form 8-K dated May 9, 2006, filed on May 10, 2006).

10.1	Master Lease between Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as landlord, and ShopKo Stores Operating Co., LLC dated May 31, 2006.

10.2	Master Lease between Spirit SPE Portfolio 2006-3, LLC and Pamida Stores Operating Co., LLC dated May 31, 2006.

10.3

Loan Agreement among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as borrowers, and Barclays Capital Real Estate Inc. and Citigroup Global Markets Realty Corp. dated May 31, 2006.

99.1	Press Release issued by Spirit Finance Corporation on June 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: June 6, 2006	By:	/s/ Catherine Long
Catherine Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement by and between Spirit Finance Acquisitions, LLC and SKO Group Holding Corp. dated May 9, 2006 (incorporated by reference to the Registrant’s Form 8-K dated May 9, 2006, filed on May 10, 2006).

10.1	Master Lease between Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as landlord, and ShopKo Stores Operating Co., LLC dated May 31, 2006.

10.2	Master Lease between Spirit SPE Portfolio 2006-3, LLC and Pamida Stores Operating Co., LLC dated May 31, 2006.

10.3

Loan Agreement among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as borrowers, and Barclays Capital Real Estate Inc. and Citigroup Global Markets Realty Corp. dated May 31, 2006.

99.1	Press Release issued by Spirit Finance Corporation on June 2, 2006.